National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated August 28, 2014

to the Prospectuses dated May 1, 2014, as supplemented to date,

for the Varitrak Policy and for the Sentinel Advantage Variable Annuity Contract

and to the Prospectuses dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Liquidation of the JPMorgan Insurance Trust International Equity Portfolio

The Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the JPMorgan Insurance Trust International Equity Portfolio (the “International Equity Portfolio” or the “Portfolio”), a series of the JPMorgan Insurance Trust (“JPMorgan”).  We have received notice that on August 21, 2014, the Board of Trustees of JPMorgan approved the termination and liquidation of the International Equity Portfolio.  It is anticipated that the liquidation will occur on or about December 12, 2014.

Effective immediately, the International Equity Portfolio may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation.

Effective August 26, 2014, the International Equity Portfolio will no longer be available to policy and contract owners for initial, or new, purchases.  If you have account value allocated to the International Equity Portfolio as of August 25, 2014, you may make additional purchases of portfolio shares up to and including December 1, 2014.  After that date, no new purchases will be accepted.

Additionally, if you have account value allocated to the subaccount that invests in the International Equity Portfolio, you must instruct us to transfer that account value to another subaccount or subaccounts of your choice.  Otherwise, at the close of business on December 12, 2014, we will transfer your account value to the Money Market subaccount.  Also, if you have any portion of your future premium payments allocated to the International Equity Portfolio subaccount or if your automatic portfolio management features (i.e.,  Dollar-Cost Averaging and Portfolio Rebalancing) include the International Equity Portfolio subaccount, you must redirect that allocation or automatic transaction to another subaccount.

After December 12, 2014, all references to the International Equity Portfolio in the policies and contracts listed above are hereby deleted.

Transfers made from the International Equity Portfolio will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.